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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                   FORM 8-K/A

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): March 8, 2004
                                                           -------------

                          COMMISSION FILE NO.: 0-26823

                        ALLIANCE RESOURCE PARTNERS, L.P.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                 DELAWARE                              73-1564280
     -------------------------------        ---------------------------------
     (STATE OR OTHER JURISDICTION OF                 INCORPORATION OR
              ORGANIZATION)                 (IRS EMPLOYER IDENTIFICATION NO.)


           1717 SOUTH BOULDER AVENUE, SUITE 600, TULSA, OKLAHOMA 74119
           -----------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)


                                 (918) 295-7600
              ----------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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         This current report on Form 8-K/A amends and supplements the current reports filed with the Securities and Exchange Commission on February 12, 2004 and March 2, 2004, which relate to the mine fire that occurred at our Dotiki mine on February 11, 2004.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On March 8, 2004, Alliance Resource Partners, L.P. (the "Partnership"), announced by press release that its wholly-owned subsidiary, Webster County Coal, LLC, has extinguished a mine fire that temporarily idled the Dotiki mine following the occurrence of the mine fire on February 11, 2004. The Partnership resumed production operations at the Dotiki mine on March 8, 2004. A copy of the Partnership's press release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (C)      EXHIBITS

                  99.1 Alliance Resource Partners, L.P. press release dated as of March 8, 2004.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



         ALLIANCE RESOURCE PARTNERS, L.P.


By:      Alliance Resource Management GP, LLC,
         its managing general partner


 By:     /s/ Joseph W. Craft III
         -------------------------------------
         Joseph W. Craft III
         President and Chief Executive Officer


Date: March 8, 2004

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                                  EXHIBIT INDEX


*   99.1     Alliance Resource Partners, L.P. press release dated as of
             March 1, 2004

---------------------------

*   Filed herewith.